EXHIBIT 10.3

COMMERCIAL SECURITY AGREEMENT

Grantor: Shells Seafood Restaurants, Inc.
16313 North Dale Mabry Hwy, Suite 100
Tampa, FL 33618

Lender: COLONIAL BANK, N.A.
Corporate Lending
400 N. Tampa Street
Tampa, FL 33602

THIS COMMERCIAL SECURITY AGREEMENT dated December 28, 2005, is made and executed between Shells Seafood Restaurants, Inc.
( "Grantor") and COLONIAL BANK, N.A. ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the
Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following descr ibed property, whether now owned or hereafter acquired, whether now existing or hereafter ar ising, and wherever located, in which Grantor is giving to Lender a secur ity interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:
Blanket Lien on all Business Assets including but not limited to all Inventory, Accounts, Equipment and General Intangibles
In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:
(A) All accessions, attachments, accessor ies, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.
(B) All products and produce of any of the property descr ibed in this Collateral section.
(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.
(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this
Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party’s insurer, whether due to judgment, settlement or other process.
(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor’s right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor ’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However , this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:
Perfection of Secur ity Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender’s security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the
Collateral, and Grantor will note Lender ’s interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. This is a continuing Secur ity Agreement and will continue in effect even though all or any par t of the Indebtedness is paid in full and even though for a per iod of time Grantor may not be indebted to Lender .
Notices to Lender . Grantor will promptly notify Lender in writing at Lender ’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor’s name; (2) change in Grantor’s assumed business name(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s) ; (5) change in Grantor’ s pr incipal office address;
(6) change in Grantor ’s state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor ’s name or state of organizationwill take effect until after Lender has received notice.
No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.
Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper , or general intangibles, as defined by the
Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the
Collateral have author ity and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a secur ity interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously per formed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender’ s prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.
Location of the Collateral. Except in the ordinary course of Grantor ’s business, Grantor agrees to keep the Collateral (or to the extent the
Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor ’s address shown above or at such other locations as are acceptable to Lender. Upon Lender’s request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor’s operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities
Grantor owns, rents, leases, or uses; and (4) all other proper ties where Collateral is or may be located.
Removal of the Collateral. Except in the ordinary course of Grantor ’s business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender’ s pr ior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for cer tificates of title for the vehicles outside the State of Florida, without Lender’s pr ior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor ’s business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While
Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor ’s business does not include a transfer in par tial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the secur ity interest provided for in this Agreement, without the prior wr itten consent of Lender. This includes secur ity interests even if junior in r ight to the secur ity interests granted under this
Agreement. Unless waived by Lender , all proceeds from any disposition of the Collateral ( for whatever reason) shall be held in trust for
Lender and shall not be commingledwith any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.
Title. Grantor represents and war rants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement cover ing any of the Collateral is on file in any public office other than those which reflect the secur ity interest created by this Agreement or to which Lender has specifically consented.
Grantor shall defend Lender’s rights in the Collateral against the claims and demands of all other persons.
Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order , repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.
Inspection of Collateral. Lender and Lender’s designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.
Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropr iate proceeding to contest the obligation to pay and so long as Lender’ s interest in the Collateral is not jeopardized in Lender’s sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys’ fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name
Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardiz ed.
Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental author ities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agr icultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance dur ing any proceeding, including appropriate appeals, so long as Lender ’s interest in the Collateral, in Lender ’s opinion, is not jeopardized.
Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transpor tation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor ’s due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contr ibution in the event Grantor becomes liable for cleanup or other costs under any
Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this
Agreement.
Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender . Grantor , upon request of
Lender, will deliver to Lender from time to time the policies or cer tificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days’ pr ior written notice to Lender and not including any disclaimer of the insurer’s liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies cover ing assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this
Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses
"single interest insurance," which will cover only Lender’s interest in the Collateral.
Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty.
All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as par t of the Collateral. If
Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor fromthe proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to
Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.
Insurance Reserves. Lender may require Grantor tomaintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender . The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain
Grantor’s sole responsibility.
Insurance Repor ts. Grantor, upon request of Lender, shall furnish to Lender repor ts on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer ; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then cur rent value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.
Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect
Lender’ s secur ity interest. At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to per fect, protect, and continue Lender ’s security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If
Grantor changes Grantor ’s name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR’S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor’s right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender ’s security interest in such Collateral.
Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of
Default exists, Lender may exercise its r ights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as
Grantor shall request or as Lender, in Lender’s sole discretion, shall deem appropr iate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the
Indebtedness.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if
Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on
Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. Such r ight shall be in addition to all other r ights and remedies to which Lender may be entitled upon
Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:
Payment Default. Grantor fails to make any payment when due under the Indebtedness.
Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor .
Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, secur ity agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor’s proper ty or
Grantor’s or any Grantor’s ability to repay the Indebtedness or perform their respective obligations under this Agreement or any of the
Related Documents.
False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor’ s behalf under this
Agreement or the Related Documents is false or misleading in any mater ial respect, either nowor at the time made or furnished or becomes false or misleading at any time thereafter.
Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.
Insolvency. The dissolution or termination of Grantor ’s existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor .
Creditor or For feiture Proceedings. Commencement of foreclosure or for feiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the
Indebtedness. This includes a garnishment of any of Grantor’ s accounts, including deposit accounts, with Lender. However, this Event of
Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender wr itten notice of the creditor or for feiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor , endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.
Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prospect of payment or per formance of the Indebtedness is impaired.
Insecurity. Lender in good faith believes itself insecure.
Cure Provisions. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from
Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15)
days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter , Lender shall have all the
r ights of a secured party under the Florida Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:
Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor .
Assemble Collateral. Lender may require Grantor to deliver to Lender all or any por tion of the Collateral and any and all cer tificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees
Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.
Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender’s own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any pr ivate sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person’s right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insur ing, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver . In the event of a suit being instituted to foreclose this Agreement, Lender shall be entitled to apply at any time pending such foreclosure suit to the court having jurisdiction thereof for the appointment of a receiver of any or all of the Collateral, and of all rents, incomes, profits, issues and revenues thereof, from whatsoever source. The parties agree that the cour t shall for thwith appoint such receiver with the usual powers and duties of receivers in like cases. Such appointment shall be made by the cour t as a matter of strict right to Lender and without notice to Grantor, and without reference to the adequacy or inadequacy of the value of the Collateral, or to
Grantor’s solvency or any other party defendant to such suit. Grantor hereby specifically waives the right to object to the appointment of a receiver and agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to Lender, and consents to the appointment of any officer or employee of Lender as receiver. Lender shall have the right to have a receiver appointed to take possession of all or any par t of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender’s r ight to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver .
Collect Revenues, Apply Accounts. Lender, either itself or through a receiver , may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender ’s discretion transfer any Collateral into Lender’s own name or that of Lender’s nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for , settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or
Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items per taining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender .
Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the r ights provided in this
Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.
Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform
Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.
Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this
Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to per form an obligation of Grantor under this Agreement, after Grantor ’s failure to perform, shall not affect Lender ’s r ight to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:
Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in wr iting and signed by the par ty or parties sought to be charged or bound by the alteration or amendment.
Attorneys’ Fees; Expenses. Grantor agrees to pay upon demand all of Lender ’s costs and expenses, including Lender ’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including effor ts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.
Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Flor ida without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of
Florida.
No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in wr iting and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other r ight. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender , nor any course of dealing between Lender and Grantor , shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender .
Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep
Lender informed at all times of Grantor ’s current address. Unless otherwise provided or required by law, if there is more than one Grantor , any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.
Power of Attorney. Grantor hereby appoints Lender as Grantor’s ir revocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured par ties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the per fection and the continuation of the perfection of Lender ’s secur ity interest in the Collateral.
Severability. If a cour t of competent jur isdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.
Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the par ties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor , Lender, without notice to Grantor, may deal with Grantor’ s successors with reference to this Agreement and the
Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the
Indebtedness.
Survival of Representations and Warranties. All representations, war ranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor’s Indebtedness shall be paid in full.
Time is of the Essence. Time is of the essence in the performance of this Agreement.
Waive Jury. All par ties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any par ty against any other par ty.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of Amer ica. Words and terms used in the singular shall include the plural, and the plural shall include the singular , as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:
Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Secur ity Agreement may be amended or modified fromtime to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.
Borrower . The word "Borrower" means Shells Seafood Restaurants, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Collateral. The word "Collateral" means all of Grantor’s right, title and interest in and to all the Collateral as descr ibed in the Collateral
Descr iption section of this Agreement.
Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".
Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response,
Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Super fund Amendments and
Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.,
the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.
Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this
Agreement.
Grantor. The word "Grantor" means Shells Seafood Restaurants, Inc..
Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser , surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.
Hazardous Substances. The words "Hazardous Substances" mean mater ials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improper ly used, treated, stored, disposed of, generated, manufactured, transpor ted or otherwise handled. The words "Hazardous
Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, mater ials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.
Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.
Lender. The word "Lender" means COLONIAL BANK, N.A., its successors and assigns.
Note. The word "Note" means the Note executed by Shells Seafood Restaurants, Inc. in the pr incipal amount of $500,000.00 dated
December 28, 2005, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.
Proper ty. The word "Proper ty" means all of Grantor ’s r ight, title and interest in and to all the Proper ty as described in the "Collateral
Descr iption" section of this Agreement.
Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.
GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS
TERMS. THIS AGREEMENT IS DATED DECEMBER 28, 2005.

GRANTOR:
SHELLS SEAFOOD RESTAURANTS, INC.
By:/s/ War ren R. Nelson, Vice President/CFO
Shells Seafood Restaurants, Inc.